LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

COLLECTION PERIOD:            JULY 1-31, 2003                              PAYMENT DATE:  AUG 15 2003
Determination Date:           Aug 11 2003                                  Report Branch: 2031

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                     TOTAL        CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4       CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                  100.00%          18.20%         26.00%         27.20%         25.60%         97.00%         3.00%
Original Pool Balance        250,000,000.00  45,500,000.00  65,000,000.00  68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Note Balance Total           250,000,000.00  45,500,000.00  65,000,000.00  68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Number of Contracts                 14,124
Class Pass Through Rates                           1.2875%        1.4910%        2.0210%        2.7730%                      8.5000%
Senior Strip                      0.25000%
Servicing Fee Rate                2.20000%
Indenture Trustee Fee             0.00350%
Custodian Fee                     0.02000%
Backup Servicer Fee               0.02150%
Insurance Premium Fee             0.35000%

Initial Weighted Average
   APR                           12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate         0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio           12.65780%
Initial Weighted Average
   Remaining Term                    64.00
Initial Weighted Average
   Original Term                     68.00


------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   Balances                      Total        Class A-1      Class A-2      Class A-3      Class A-4       Class A        Class B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance           222,936,551.99  19,248,455.43  65,000,000.00  68,000,000.00  64,000,000.00 216,248,455.43  6,688,096.56
Total Note Balance           223,304,703.15  19,248,455.43  65,000,000.00  68,000,000.00  64,000,000.00 216,248,455.43  7,056,247.72

EOP:
Class Percentages                  100.00%                                                                      97.00%         3.00%
Number of Current Month
   Closed Contracts                    350
Number of Reopened Loans                 0
Number of Contracts - EOP           12,814
Total Pool Balance  -  EOP   215,547,795.09  12,081,361.24  65,000,000.00  68,000,000.00  64,000,000.00 209,081,361.24  6,466,433.85
Total Note Balance - EOP     215,236,040.19  12,081,361.24  65,000,000.00  68,000,000.00  64,000,000.00 209,081,361.24  6,154,678.95

Class Collateral Pool Factors   0.86094416      0.26552442     1.00000000     1.00000000     1.00000000                   0.82062386

Weighted Average APR of
   Remaining Portfolio           12.63082%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                       0.00029%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio        12.63053%
Weighted Average
   Remaining Term                    59.52
Weighted Average
   Original Term                     68.28

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                    CONTRACTS
-----------------------------------------------------------------------------------------------------------
Monthly Payments:
   Principal                                                  2,875,995.04
   Interest                                                   2,297,198.54
Early Payoffs:
   Principal Collected                                        3,289,180.40
   Early Payoff Excess Servicing Compensation                       295.51
   Early Payoff Principal Net of Rule of 78s Adj.             3,288,884.89            264
   Interest                                                      34,742.26
Liquidated Receivable:
   Principal Collected                                          103,084.96
   Liquidated Receivable Excess Servicing Compensation                0.00
   Liquidated Receivable Principal Net of Rule of 78s Adj.      103,084.96             86
   Interest                                                          40.77
Cram Down Loss:
   Principal                                                          0.00
Purchase Amount:
   Principal                                                          0.00              0
   Interest                                                           0.00
                              Total Principal                 6,267,964.89
                              Total Interest                  2,331,981.57
                              Total Principal and Interest    8,599,946.46
Recoveries                                                      347,068.84
Excess Servicing Compensation                                       295.51
Late Fees & Miscellaneous Fees                                   33,667.59
Collection Account Customer Cash                              8,980,978.40
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                              5,420.83
Servicer Simple Interest Shortfall or (Excess)                  (23,512.11)
Simple Interest Excess to Spread Account                              0.00
Available Funds                                               8,962,887.12
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                            DISTRIBUTION  SHORTFALL / DRAW
DISTRIBUTION                                                                   AMOUNT     DEFICIENCY CLAIM
-----------------------------------------------------------------------------------------------------------
                                                                             8,962,887.12
Monthly Dealer Participation Fee                                     55.99   8,962,831.13             0.00
Prior Unpaid Dealer Participation Fee                                 0.00   8,962,831.13
Servicing Fees:
   Current Month Servicing Fee                                  408,717.01
   Prior Period Unpaid Servicing Fee                                  0.00
   Late Fees & Miscellaneous Fees                                33,667.59
   Excess Servicing Compensation                                    295.51
        Total Servicing Fees:                                   442,680.11   8,520,151.02             0.00
Senior Strip:                                                    46,445.11   8,473,705.91             0.00
Certificate Insurer:                        Premium              63,072.47   8,410,633.44             0.00
Indenture Trustee Fee                                               651.31   8,409,982.13             0.00
Custodian Fee                                                     3,715.61   8,406,266.52             0.00
Backup Servicer Fee                                               3,994.28   8,402,272.24             0.00
Prior Unpaid Certificate Insurer Premium                              0.00   8,402,272.24             0.00
Prior Unpaid Indenture Trustee Fee                                    0.00   8,402,272.24             0.00
Prior Unpaid Custodian Fee                                            0.00   8,402,272.24             0.00
Prior Unpaid Backup Servicing Fee                                     0.00   8,402,272.24             0.00
-----------------------------------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

-----------------------------------------------------------------------------------------------------------
                                                                            DISTRIBUTION  SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                         AMOUNT     DEFICIENCY CLAIM
-----------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:      Current Month                      21,340.39   8,380,931.85             0.00
                              Prior Carryover Shortfall               0.00   8,380,931.85
Class A-2 Note Interest:      Current Month                      80,762.50   8,300,169.35             0.00
                              Prior Carryover Shortfall               0.00   8,300,169.35
Class A-3 Note Interest:      Current Month                     114,523.33   8,185,646.02             0.00
                              Prior Carryover Shortfall               0.00   8,185,646.02
Class A-4 Note Interest:      Current Month                     147,893.33   8,037,752.69             0.00
                              Prior Carryover Shortfall               0.00   8,037,752.69
Class A-1 Note Principal:     Current Month                   7,167,094.19     870,658.50             0.00
                              Prior Carryover Shortfall               0.00     870,658.50
Class A-2 Note Principal:     Current Month                           0.00     870,658.50             0.00
                              Prior Carryover Shortfall               0.00     870,658.50
Class A-3 Note Principal:     Current Month                           0.00     870,658.50             0.00
                              Prior Carryover Shortfall               0.00     870,658.50
Class A-4 Note Principal:     Current Month                           0.00     870,658.50             0.00
                              Prior Carryover Shortfall               0.00     870,658.50
Certificate Insurer:          Reimbursement Obligations               0.00     870,658.50             0.00
Expenses:                     Trust Collateral Agent                  0.00     870,658.50             0.00
                              Indenture Trustee                       0.00     870,658.50             0.00
                              Custodian                               0.00     870,658.50             0.00
                              Backup Servicer                         0.00     870,658.50             0.00
Senior Strip Allocation                                               0.00     870,658.50
Class B Note Interest:        Current Month                      49,981.75     867,121.86             0.00
                              Prior Carryover Shortfall               0.00     867,121.86
Distribution to the Class B Reserve Account                      46,445.11     820,676.75
Distribution (from) the Class B Reserve Account                       0.00     820,676.75
Distribution to (from) the Spread Account                       820,676.75           0.00

-----------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
-----------------------------------------------------------------------------------------------------------

Liquidated Receivables:
   BOP Liquidated Receivable Principal Balance                1,223,876.97
   Liquidation Principal Proceeds                               103,084.96
   Principal Loss                                             1,120,792.01
   Prior Month Cumulative Principal Loss LTD                  1,890,811.38
   Cumulative Principal Loss LTD                              3,011,603.39

-----------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
-----------------------------------------------------------------------------------------------------------
                                                                  % OF TOTAL
DELINQUENCY STATUS:           # OF CONTRACTS    AMOUNT          POOL BALANCE
Current                               9,807  168,979,636.01         78.40%
1-29 Days                             2,751   43,235,168.93         20.06%
30-59 Days                              122    1,421,537.07          0.66%
60-89 Days                               75      964,099.72          0.45%
90-119 Days                              40      576,515.20          0.27%
120 Days or More                         19      370,838.16          0.17%
Total                                12,814  215,547,795.09        100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)


                                                Trigger        Trigger     Event of Default   Event of
                              Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio       1.03575%         6.00%            NO           8.00%             NO
Cumulative Default Rate           1.69%          4.84%            NO           6.05%             NO
Cumulative Loss Rate              0.72%          2.42%            NO           3.33%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------
Repossession Statistics:
                                  CERTIFICATE INVENTORY                                         RECOVERY INVENTORY
                              # OF CONTRACTS   AMOUNT *                                     # OF CONTRACTS     AMOUNT *
        Prior Month Inventory            38      666,814.72        Prior Month Inventory                 6       96,324.48
                  Repurchased             0            0.00           Repurchased                        0            0.00
Adj. Prior Month Inventory               38      666,814.72        Adjusted Prior Month Inventory        6       96,324.48
          Current Month Repos            33      581,082.72        Current Month Repos                  42      757,645.93
    Repos Actually Liquidated            32      567,316.26        Repos from Trust Liquidation          0            0.00
             Repos Liquidated                                      Repos Actually Liquidated            37      637,814.18
               at 60+ or 150+             0            0.00
                Dealer Payoff             0            0.00         Dealer Payoff                        0            0.00
             Redeemed / Cured             0            0.00        Redeemed / Cured                      0            0.00
              Purchased Repos             0            0.00        Purchased Repos                       0            0.00
      Current Month Inventory            39      680,581.18        Current Month Inventory              11      216,156.23

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                              # OF CONTRACTS    AMOUNT
Current Month Balance                    86    1,223,876.97
Cumulative Balance                      195    3,452,514.04
Current Month Proceeds                           103,125.73
Cumulative Proceeds                              440,578.19
Current Month Recoveries                         347,068.84
Cumulative Recoveries                          1,222,429.95

                                            RECEIVABLES LIQUIDATED AT 150 OR
                                            MORE DAYS DELINQUENT, 60 OR MORE
                                            DAYS PAST THE DATE AVAILABLE FOR SALE          CUMULATIVE RECEIVABLES LIQUIDATED
                                            AND BY ELECTION:                               AT 150+ AND 60+:
                                                Balance                Units                   Balance                 Units
Prior Month                                       25,627.35               2                            0.00            0.00
Current Trust Liquidation Balance                  1,173.64               1                        1,173.64            1.00
Current Monthly Principal Payments                     0.00
Reopened Loan Due to NSF                               0.00               0
Current Repurchases                                    0.00               0
Current Recovery Sale Proceeds                    (5,186.56)             (1)
Deficiency Balance of Sold Vehicles                    0.00
EOP                                               21,614.43               2                        1,173.64            1.00

SPREAD ACCOUNT RECONCILIATION
                                                            REQUISITE AMOUNT:17,243,823.61
Total Deposit                                 11,125,000.00
BOP Balance                                   17,199,381.07
Remaining Distribution Amount                    820,676.75
Simple Interest Excess to Spread Account                  -
Investment Income                                 12,726.29
Current Month Draw                                        -
EOP Balance Prior to Distribution             18,032,784.11

Current Spread Account Release Amount            788,960.50

EOP Balance                                   17,243,823.61

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                 SPECIFIED CLASS    1,886,043.21
                                                                      B RESERVE
                                                                       BALANCE:
Total Deposit                                       2,187,500.00
BOP Balance                                         1,950,694.83
Excess Due Class B Reserve  From Spread Account       788,960.50
Senior Strip                                           46,445.11
Investment Income                                       1,511.54
Current Month Draw                                             -
EOP Balance Prior to Distribution                   2,787,611.98

Class B Reserve Account Release Amount                901,568.77

EOP Balance                                         1,886,043.21

   Class B Principal Payment Amount                   901,568.77

   Distribution to Certificateholder                           -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------
          UP TO MONTH         TRIGGER EVENT EVENT OF DEFAULT  UP TO MONTH   TRIGGER EVENT  EVENT OF DEFAULT
               3                  1.21%          1.82%             3            2.42%           3.93%
               6                  2.42%          3.33%             6            4.84%           6.05%
               9                  3.03%          4.24%             9            5.75%           7.15%
               12                 4.84%          6.05%            12            9.08%           10.45%
               15                 5.50%          6.88%            15            10.45%          12.65%
               18                 6.60%          8.25%            18            13.20%          15.13%
               21                 7.70%          9.63%            21            14.30%          17.60%
               24                 8.53%         10.45%            24            15.68%          19.25%
               27                 9.08%         11.28%            27            16.50%          20.63%
               30                 9.90%         12.10%            30            18.15%          22.00%
               33                10.45%         12.93%            33            19.25%          23.65%
               36                11.00%         13.48%            36            20.08%          24.75%
               39                11.28%         13.75%            39            20.63%          25.30%
               42                11.55%         14.30%            42            21.45%          26.13%
               45                11.55%         14.30%            45            22.00%          26.13%
               48                11.55%         14.30%            48            22.00%          26.13%
               51                11.55%         14.30%            51            22.00%          26.13%
               54                11.55%         14.30%            54            22.00%          26.13%
               57                11.55%         14.30%            57            22.00%          26.13%
               60                11.55%         14.30%            60            22.00%          26.13%
               63                11.55%         14.30%            63            22.00%          26.13%
               66                11.55%         14.30%            66            22.00%          26.13%
               69                11.55%         14.30%            69            22.00%          26.13%
               72                11.55%         14.30%            72            22.00%          26.13%
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
----------------------------------------------------------------------------
          UP TO MONTH                        TRIGGER EVENT  EVENT OF DEFAULT
                   12                            6.00%           8.00%
                   24                            7.00%           9.00%
                   72                            8.00%          10.00%
----------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of July 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.



/s/ Marie E. Persichetti
------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
------------------------------
Maureen E. Morley
Vice President and Controller